EXHIBIT 10.1
AMENDMENT NO. 3
     AMENDMENT NO. 3 dated effective as of May 2, 2007 among THE GEO GROUP, INC. (formerly known as Wackenhut Corrections Corporation), a Florida corporation, as borrower (the “Borrower”), certain of its Subsidiaries executing this Amendment No. 3 on the signature pages hereto, as grantors (the “Grantors”), the Lenders executing this Amendment No. 3 on the signature pages hereto and BNP PARIBAS, in its capacity as Administrative Agent under the Credit Agreement referred to below (together with its permitted successors, the “Administrative Agent”).
     The Borrower, the lenders party thereto (including the Lenders executing this Amendment No. 3 on the signature pages hereto) and the Administrative Agent are parties to a Third Amended and Restated Credit Agreement dated as of January 24, 2007 (as modified and supplemented and in effect from time to time, the “Credit Agreement”), providing, subject to the terms and conditions thereof, for extensions of credit (by means of loans and letters of credit) to be made by said lenders to the Borrower in an aggregate principal or face amount not exceeding $515,000,000.
     The Borrower and the Lenders party hereto wish now to amend the Credit Agreement in certain respects, and accordingly, the parties hereto hereby agree as follows:
     Section 1. Definitions. Except as otherwise defined in this Amendment No. 3, terms defined in the Credit Agreement are used herein as defined therein.
     Section 2. Amendment. Subject to the satisfaction of the condition precedent specified in Section 3 below, but effective as of the date hereof, the text of Section 9.17 of the Credit Agreement shall be deleted in its entirety and replaced with the following:
“With respect to any borrowing under an Incremental Term Loan, the Borrower will within 60 days of the date of such borrowing enter into, and thereafter maintain in full force and effect, one or more Hedging Agreements with one or more of the Lenders that effectively enables the Borrower (in a manner satisfactory to the Administrative Agent) to be protected against increases in the three month London interbank offered rate as to at least thirty-five percent (35%) of the sum of (a) the outstanding Initial Term Loans, (b) the outstanding Incremental Term Loans (after giving effect to such borrowing) and (c) the outstanding High-Yield Notes for a period of at least 2 years measured from the date of such borrowing.”
     Section 3. Condition Precedent. The amendment set forth in Section 2 hereof shall become effective, as of the date hereof, upon the receipt by the Administrative Agent of counterparts of this Amendment No. 3 executed by the Borrower, the Grantors, the Administrative Agent and the Required Lenders.
     Section 4. Security Documents. The Borrower and the Grantors hereby ratify and confirm the respective Guaranty Obligations and Liens granted by them under the Security Documents in favor of the Secured Parties.
     Section 5. Miscellaneous. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This Amendment No. 3 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 3 by signing any such counterpart. This Amendment No. 3 shall be governed by, and construed in accordance with, the law of the State of New York.
[Signature pages to follow]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 3 to the Credit Agreement to be duly executed and delivered as of the day and year first above written.

THE GEO GROUP, INC. (formerly known as Wackenhut Corrections Corporation), as Borrower
By:	/s/ John G. O’Rourke
	Name:	John G. O’Rourke
	Title:	Senior Vice President and Chief Financial Officer CORRECTIONAL SERVICES CORPORATION, as Grantor

By:	/s/ John G. O’Rourke
	Name:	John G. O’Rourke
	Title:	Vice President, Finance

GEO ACQUISITION II, INC., as Grantor
By:	/s/ John G. O’Rourke
	Name:	John G. O’Rourke
	Title:	Vice President - Finance

GEO CARE, INC. (formerly known as Atlantic Shores Healthcare, Inc.), as Grantor
By:	/s/ John G. O’Rourke
	Name:	John G. O’Rourke
	Title:	Treasurer

GEO RE HOLDINGS LLC (formerly known as WCC RE Holdings LLC), as Grantor
By:	/s/ John G. O’Rourke
	Name:	John G. O’Rourke
	Title:	Senior Vice President, Treasurer

[Signature pages continue]

CPT OPERATING PARTNERSHIP, L.P., as Grantor
By:	/s/ John G. O’Rourke
	Name:	John G. O’Rourke
	Title:	Vice President - Finance

CPT LIMITED PARTNER, LLC, as Grantor
By:	/s/ John G. O’Rourke
	Name:	John G. O’Rourke
	Title:	Vice President - Finance

CORRECTIONAL PROPERTIES PRISON FINANCE LLC, as Grantor
By:	/s/ John G. O’Rourke
	Name:	John G. O’Rourke
	Title:	Vice President - Finance

PUBLIC PROPERTIES DEVELOPMENT AND LEASING LLC, as Grantor
By:	/s/ John G. O’Rourke
	Name:	John G. O’Rourke
	Title:	Vice President - Finance

[Signature pages continue]

BNP PARIBAS, as Lender
By:	/s/ Shayn P. March
	Name:	Shayn P. March
	Title:	Director

By:	/s/ Duane Helkowski
	Name:	Duane Helkowski
	Title:	Managing Director

BNP PARIBAS, as Administrative Agent
By:	/s/ Shayn P. March
	Name:	Shayn P. March
	Title:	Director

By:	/s/ Duane Helkowski
	Name:	Duane Helkowski
	Title:	Managing Director